UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023

BANYAN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41236	86-2556699
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Skokie Blvd

Suite 820

Northbrook, Illinois 60062

(Address of principal executive offices)

(847) 757-3812
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Redeemable Warrant	BYN.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	BYN	New York Stock Exchange
Redeemable Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BYN.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 4, 2023, Banyan Acquisition Corporation (the “Company” or “Banyan”) filed a definitive proxy statement (the “Extension Proxy Statement”) in connection with a special meeting of stockholders (the “Extension Meeting”) to be held on on December 21, 2023 to, among other things, amend the Company’s certificate of incorporation to extend the date by which Banyan has to consummate a business combination (the “Termination Date”) from December 24, 2023 to January 24, 2024 and to allow Banyan, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to twelve times by an additional one month each time after January 24, 2024. The Extension Proxy Statement was mailed to the Company’s stockholders of record as of November 27, 2023. Stockholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which Banyan public stockholders had to complete the procedures for electing to redeem their shares of Class A common stock, par value $0.0001 per share (the “Class A Shares”), was 5:00 p.m., Eastern Time, on December 19, 2023 (“Redemption Deadline”). The initial number of shares tendered for redemption prior to the Redemption Deadline was 2,117,426. The deadline for stockholders to withdraw previously submitted redemption requests is Thursday, December 21, 2023, prior to 5:00 p.m., Eastern Time, subject to approval by the board of directors of the Company.

Stockholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com).

As previously disclosed, on December 14, 2023, the Company determined to postpone the special meeting of stockholders (the “Business Combination Meeting”) to vote upon, among other things, a proposal to adopt and approve the business combination agreement, (as amended from time to time) by and among Banyan, Panther Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Corporation, and Pinstripes, Inc., a Delaware corporation (“Pinstripes”), and the business combination contemplated thereby (the “Business Combination”) until December 27, 2023 at 10:00 a.m. Eastern Time.

Due to the postponement of the Business Combination Meeting, the deadline for the submission of Class A Shares for redemption in connection with the Business Combination will be 5:00 p.m., Eastern Time, on December 26, 2023.

Stockholders that withdraw their redemption requests submitted in connection with the Extension Meeting may still submit their Class A Shares for redemption in connection with the Business Combination Meeting.

Additional Information and Where to Find It

In connection with the proposed Business Combination, on November 28, 2023, Banyan filed with the Securities and Exchange Commission (the “SEC”) an amended Registration Statement on Form S-4 (the “Registration Statement”), which included a preliminary proxy statement and prospectus of Banyan and preliminary consent solicitation statement of Pinstripes in connection with the proposed Business Combination and related matters as described in the Registration Statement. The Registration Statement was declared effective on December 4, 2023, and on December 5, 2023, Banyan filed with the SEC the definitive joint proxy statement/consent solicitation statement/prospectus, which has been mailed or delivered, as applicable, together with other relevant documents, to the respective stockholders of Banyan and Pinstripes. Banyan’s stockholders, Pinstripes’ stockholders and other interested persons are advised to read the definitive joint proxy statement/consent solicitation statement/prospectus in connection with Banyan’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination and related matters, and the solicitation of written consents of Pinstripes’ stockholders to approve the Business Combination, because the definitive joint proxy statement/consent solicitation statement/prospectus contains important information about Banyan and Pinstripes and the proposed Business Combination. This communication is not a substitute for the Registration Statement, the definitive joint proxy statement/consent solicitation statement/prospectus or any other document that Banyan or Pinstripes will send to their stockholders in connection with the Business Combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION.

The definitive joint proxy statement/consent solicitation statement/prospectus has been mailed to stockholders of Banyan as of November 20, 2023, the record date established for voting on the proposed Business Combination and related matters and has been sent to stockholders of Pinstripes. Stockholders may obtain copies of the definitive joint proxy statement/consent solicitation statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Banyan Acquisition Corporation, 400 Skokie Blvd., Suite 820, Northbrook, IL 60062.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitations

This communication is not a solicitation of a proxy from any investor or security holder. However, Banyan and Pinstripes and their respective directors, officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from Banyan’s stockholders with respect to the proposed Business Combination and related matters. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of Banyan and Pinstripes in the definitive joint proxy statement/consent solicitation statement/prospectus relating to the proposed Business Combination. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only, and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements.” Such forward-looking statements are often identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “forecasted,” “projected,” “potential,” “seem,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or otherwise indicate statements that are not of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: risks related to the uncertainty of the projected financial information with respect to Pinstripes, risks related to Pinstripes’ current growth strategy, Pinstripes’ ability to successfully open and integrate new locations, the risks related to the capital intensive nature of Pinstripes’ business, the ability of Pinstripes’ to attract new customers and retain existing customers and the impact of the COVID-19 pandemic, including the resulting labor shortage and inflation, on Pinstripes. The forgoing list of factors is not exhaustive and additional factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Banyan, the combined company or others relating to the Business Combination and the definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Banyan or to satisfy (or to be waived) other conditions to closing (including, without limitation, the minimum cash condition); (4) changes to the proposed structure of the Business Combination that may be required or appropriate; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Pinstripes as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Pinstripes or the combined company may be adversely affected by other economic, business, and/or competitive factors and (11) Pinstripes’ estimates of operating results. The foregoing list of factors is not exhaustive.

Stockholders and prospective investors should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the definitive joint proxy statement/consent solicitation statement/prospectus relating to the proposed Business Combination, Banyan’s final prospectus dated January 19, 2022, related to its initial public offering, Banyan’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 and other documents filed by Banyan from time to time with the SEC.

Stockholders and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which only speak as of the date made, are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of Banyan and Pinstripes. Banyan and Pinstripes expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of Banyan or Pinstripes with respect thereto or any change in events, conditions or circumstances on which any statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2023	BANYAN ACQUISITION CORPORATION

	By:	/s/ Keith Jaffee
	Name:	Keith Jaffee
	Title:	Chief Executive Officer